RYDEX VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED MAY 3, 2001
TO
PROSPECTUS DATED MAY 1, 2001

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On November 1, 2000, Liberty Financial Companies, Inc. ("LFC"), a Massachusetts corporation ("LFC"), the corporate parent of Keyport Life Insurance Company ("Keyport") announced that it has retained the investment banking firm of Credit Suisse First Boston Corporation to review its strategic alternatives, including a possible sale of LFC. On May 2, 2001, LFC signed a definitive agreement to sell its annuity and bank marketing businesses, which include Keyport, to Sun Life Financial Services of Canada Inc. ("Sun Life"). The transaction is subject to customary conditions to closing, including receipt of approvals by various state insurance regulators in the United States, certain other regulatory authorities in the United States and Canada and LFC's shareholders. The transaction is expected to close in the second half of 2001.

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Service Office:
P.O. Box 691
Leesburg, VA 20178
(877) 569-3789

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110
RA.SUP(2)	05/01